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                                                                    EXHIBIT 10.3

                                   AGREEMENT

         The undersigned hereby agree that notwithstanding anything in any prior agreement to the contrary, American Industrial Properties REIT (the "Trust") shall nominate for election or re-election as Trust Manager at each annual meeting of shareholders one nominee of Morgan Stanley Asset Management Inc. and one nominee of ABKB/LaSalle Securities Limited Partnership, as agent for and for the benefit of particular clients ("ABKB"). The Trust shall have no further obligation to nominate MSAM's and ABKB's nominee, as applicable, at the time MSAM's or ABKB's holdings, as applicable, of the Trust's common shares of beneficial interest ("Shares") fall below 5% of the Trust's issued and outstanding Shares. Upon determining that a party has fallen below the threshold, the Trust may require such party's nominee to immediately resign or the Trust may require that the nominee not seek election at the next annual meeting of shareholders.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         This Agreement may be executed in counterparts.

Dated: January 29, 1998

AMERICAN INDUSTRIAL PROPERTIES REIT         LASALLE ADVISORS LIMITED
                                            PARTNERSHIP,
                                            as Agent for and for the benefit
                                            of a particular client


/s/ Charles W. Wolcott                      /s/ Stanley J. Kraska, Jr.
--------------------------------------      -----------------------------------
Charles W. Wolcott                          Stanley J. Kraska, Jr.,
President and Chief Executive Officer       Managing Director

USAA REAL ESTATE COMPANY                    MS REAL ESTATE SPECIAL
                                            SITUATIONS, INC.

/s/ T. Patrick Duncan                       By:  /s/ T. R. Bigman
--------------------------------------         --------------------------------
T. Patrick Duncan, Senior Vice President -  Title:   Vice President
Real Estate Operations                            -----------------------------


ABKB/LASALLE SECURITIES LIMITED             MORGAN STANLEY ASSET MANAGEMENT
PARTNERSHIP, as Agent for and for the       INC., as Agent and Attorney-in-fact
benefit of particular clients               for certain designated clients


/s/ Stanley J. Kraska, Jr.                  By:   /s/ T. R. Bigman
--------------------------------------         --------------------------------
Stanley J. Kraska, Jr., Managing Director   Title:   Principal
                                                  -----------------------------